                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 APRIL 17, 2000

                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                0-24667               04-3411833
   (State or other          (Commission            (IRS employer
   jurisdiction of          file number)         identification no.)
  incorporation or
    organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (972) 349-6200

                         ------------------------------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)



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ITEM 5. OTHER EVENTS

         On April 17, 2000, the Registrant issued a press release announcing the appointment of the Registrant as national broker for Aurora Foods Inc. A copy of this press release is filed as Exhibit 99.1 hereto.

         On April 18, 2000, the Registrant issued a press release announcing the Registrant's 1999 fourth quarter and year end results. A copy of this press release is filed as Exhibit 99.2 hereto.

         On April 19, 2000, the Registrant issued a press release announcing the closing of its acquisition of Sales Force. A copy of this press release is filed as Exhibit 99.3 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) EXHIBITS

              The following Exhibits are filed herewith:

              99.1 Press Release issued by the Registrant on April 17, 2000 regarding the appointment of the Registrant as national broker for Aurora Foods Inc.

              99.2 Press Release issued by the Registrant on April 18, 2000 regarding the Registrant's 1999 fourth quarter and year end results.

              99.3 Press Release issued by the Registrant on April 19, 2000 regarding the closing of its acquisition of Sales Force.


                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKETING SPECIALISTS CORPORATION


                                             By: /s/ TIMOTHY M. BYRD
                                                -----------------------
                                                Timothy M. Byrd
                                                Chief Financial Officer

Date:  April 20, 2000




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                                  EXHIBIT INDEX

EXHIBIT
NO.            DESCRIPTION
-------        -----------

99.1* Press Release issued by the Registrant on April 17, 2000 regarding the appointment of the Registrant as national broker for Aurora Foods Inc.

99.2* Press Release issued by the Registrant on April 18, 2000 regarding the Registrant's 1999 fourth quarter and year end results.

99.3* Press Release issued by the Registrant on April 19, 2000 regarding the closing of its acquisition of Sales Force.




*  filed herewith